Exhibit 99.2

CERTIFICATIONS

(Exchange Act Rule 13a-14)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For the Year ended December 31, 2002

Commission File Number 33-4682

CAPITAL BUILDERS DEVELOPMENT PROPERTIES II,

A CALIFORNIA LIMITED PARTNERSHIP

In connection with the Report of Capital Builders Development Properties II on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Kenneth L. Buckler, Chief Financial Officer of Capital Builders, Inc., certify, based on my knowledge, that:

(1) The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Capital Builders Development Properties II.

March 28, 2003

Kenneth L. Buckler

Chief Financial Officer